Exhibit 99.1

nLIGHT, Inc. Announces First Quarter 2020 Results
Revenues of $43.2 million and gross margin of 22.0% for the first quarter of 2020

VANCOUVER, Wash., May 6, 2020 - nLIGHT, Inc. (Nasdaq: LASR), a leading provider of high-power semiconductor and fiber lasers used in the industrial, microfabrication, and aerospace and defense markets, today reported financial results for the first quarter of 2020.

“Despite numerous challenges related to the COVID-19 pandemic, our first quarter financial performance was solid and is a testament to the commitment and focus of the entire nLIGHT team,” commented Scott Keeney, nLIGHT’s President and Chief Executive Officer. “Even as the global impact from COVID-19 expanded relative to what was known when we provided our outlook in mid-February, we delivered results that were better than we expected across key revenue and profitability metrics. The stronger revenues reflect less severe disruptions to our China manufacturing operations and supply chain. Additionally, our aerospace and defense business delivered record sales, and to date neither our core aerospace and defense or Nutronics operations have experienced sales disruptions as a result of COVID-19.

“We exited the first quarter with a solid balance sheet highlighted by over $100 million in net cash. This strong liquidity positions us to continue to invest in innovation and product development to capture an increasing portion of the growing opportunity across the high-power laser market,” Keeney continued. “While the near-term environment remains one of significant uncertainty, what we see today is relatively resilient demand across most of the customers and markets we serve.

“The impact on global daily life and economic activity due to COVID-19 is unprecedented. I would like to extend my gratitude to our global employees for their extraordinary efforts during this crisis. Their dedication has ensured our operations continue to support our customers and partners through these challenging times. All of our manufacturing facilities are open and we have implemented safety procedures based on local and federal government guidelines to protect the well-being of those who cannot work from home.”

First Quarter 2020 Financial Highlights

	Three Months Ended March 31,
(In thousands, except percentages)	2020	2019	% Change
Revenues	$43,215	$41,861	3.2%
Gross margin	22.0%	32.3%
Loss from operations	$(6,737)	$(1,052)	(540.4)%
Operating margin	(15.6)%	(2.5)%
Net loss	$(7,475)	$(1,235)	(505.3)%
Adjusted EBITDA(1)	$237	$3,069	(92.3)%
Adjusted EBITDA, as percentage of revenues	0.5%	7.3%
(1) A reconciliation of the non-GAAP information provided here to the most directly comparable GAAP metric has been provided in the financial statement tables included in this release.

Revenues of $43.2 million for the first quarter of 2020 were up 3.2% compared to $41.9 million for the first quarter of 2019. Gross margin was 22.0% for the first quarter of 2020 compared to 32.3% for the first quarter of 2019. GAAP net loss for the first quarter of 2020 was $(7.5) million, or net loss of $(0.20) per diluted share, compared to net loss of $(1.2) million, or net loss of $(0.03) per diluted share, for the first quarter of 2019. Non-GAAP net loss for the first quarter of 2020 was $(3.0) million, or non-GAAP net loss of $(0.08) per diluted share, compared to non-GAAP net income of $0.7 million, or non-GAAP net income of $0.02 per diluted share, for the first quarter of 2019. Reconciliations of the non-GAAP information provided here to the most directly comparable GAAP metric have been provided in the financial statement tables included in this release.

Outlook
For the second quarter of 2020, nLIGHT expects revenues to be in the range of $45.0 million to $51.0 million, gross margin to be in the range of 21.0% to 25.0%, and Adjusted EBITDA to be in the range of breakeven to profits of $3.0 million.

Investor Conference Call at 2:00 p.m. Pacific Time, Wednesday, May 6, 2020

Parties interested in listening to nLIGHT’s quarterly conference call may do so by dialing 1-833-535-2198 (U.S., toll-free) or +1-412-902-6775 (international and toll), with the conference title: nLIGHT First Quarter 2020 Earnings. The call can also be accessed via the web by going to nLIGHT’s Investor Relations page at http://investors.nlight.net.

Use of Non-GAAP Financial Results

In addition to U.S. GAAP results, this press release contains non-GAAP financial results, including Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share, basic and diluted. We use Adjusted EBITDA to help us evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions. In addition to our results determined in accordance with GAAP, we believe Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by us and the investment community to analyze operating performance in our industry. Similarly, we believe that providing non-GAAP net income (loss) and non-GAAP net income (loss) per share, basic and diluted, is useful to our investors as they present an informative supplemental view of our results from period to period by removing the effect of stock-based compensation expense and other non-recurring items. However, the non-GAAP financial measures presented herein are specific to us and may not be comparable to similar measures disclosed by other companies because of differing methods used by other companies in calculating them.

We define Adjusted EBITDA as net income adjusted for income tax expense, other non-operating expense or income, interest expense or income, depreciation and amortization, stock-based compensation, acquisition and integration-related costs and other special items as determined by management, as applicable. We define non-GAAP net income (loss) as GAAP net income (loss) adjusted for stock-based compensation, acquisition and integration-related costs, and other special items as determined by management, as applicable. We define non-GAAP net income (loss) per share, basic and diluted, as non-GAAP net income (loss) divided by common weighted-average shares outstanding during the respective period plus the dilutive effect of any common stock equivalents during the period, if applicable.

Tables presenting the reconciliation of Adjusted EBITDA to net income (loss), as well as the reconciliation of non-GAAP net income (loss) and non-GAAP net income (loss) per share, basic and diluted, to net income (loss) and net income (loss) per share, basic and diluted, respectively, the two most directly comparable GAAP financial metrics, are included at the end of this press release.

We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Safe Harbor Statement

Certain statements in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “outlook,” “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA and our expectations regarding the impact of the COVID-19 pandemic on our business, operating results, and financial position, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to: (1) the impact on our sales and operations of public health crises in China, the United States or internationally, including the current COVID-19 pandemic, (2) our ability to generate sufficient revenues to achieve or maintain profitability in the future, (3) fluctuations in our quarterly results of operations and other operating measures, (4) downturns in the markets we serve could materially adversely affect our revenues and profitability, (5) our high levels of fixed costs and inventory levels may harm our gross profits and results of operations in the event that demand for our products declines or we maintain excess inventory levels, (6) the competitiveness of the markets for our products, (7) our substantial sales and operations in China, which expose us to risks inherent in doing business there, (8) the effect of current and potential tariffs and global trade policies on the cost of our products, (9) our manufacturing capacity and operations may not be appropriate for future levels of demand, (10) our reliance on a small number of customers for a significant portion of our revenues, and (11) the risk that we may be unable to protect our proprietary technology and intellectual property rights. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT's Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law.

The nLIGHT logo and “nLIGHT” are registered trademarks or trademarks of nLIGHT, Inc. in various jurisdictions.

About nLIGHT

nLIGHT, Inc. is a leading provider of high-power semiconductor and fiber lasers for industrial, microfabrication, aerospace and defense applications. Our lasers are changing not only the way things are made but also the things that can be made. Headquartered in Vancouver, Washington, nLIGHT employs over 1,100 people with operations in the U.S., China and Finland. For more information, please visit www.nlight.net.

For more information, contact:
Jason Willey
Investor Relations and Corporate Development
nLIGHT, Inc.
(360) 567-4890
jason.willey@nlight.net

nLIGHT, Inc.
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2020	2019
Revenue:
Products	$36,930	$41,861
Development	6,285	—
Total revenue	43,215	41,861
Cost of revenue:
Products	27,900	28,347
Development	5,814	—
Total cost of revenue(1)	33,714	28,347
Gross profit	9,501	13,514
Operating expenses:
Research and development(1)	8,538	6,422
Sales, general, and administrative(1)	7,700	8,144
Total operating expenses	16,238	14,566
Loss from operations	(6,737)	(1,052)
Other income (expense):
Interest income, net	283	750
Other income (expense), net	(116)	820
Income (loss) before income taxes	(6,570)	518
Income tax expense	905	1,753
Net loss	$(7,475)	$(1,235)
Net loss per share, basic	$(0.20)	$(0.03)
Net loss per share, diluted	$(0.20)	$(0.03)
Shares used in per share calculations:
Basic	37,846	36,694
Diluted	37,846	36,694

(1) Includes stock-based compensation as follows:	Three Months Ended March 31,
	2020	2019
Cost of revenues	$345	$209
Research and development	1,782	558
Sales, general and administrative	1,636	1,142
	$3,763	$1,909

nLIGHT, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	As of
	March 31, 2020		December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$116,250		$117,252
Accounts receivable, net	26,926		27,126
Inventory	49,486		46,131
Prepaid expenses and other current assets	7,149		8,084
Total current assets	199,811		198,593
Property, plant and equipment, net	41,012		27,747
Operating lease right-of-use assets	6,834	—	—
Intangible assets, net	9,442		10,006
Goodwill	9,972		9,872
Other assets	4,718		3,748
Total assets	$271,789		$249,966

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$17,244		$12,700
Accrued liabilities	9,247		11,605
Deferred revenues	1,983		679
Operating lease liabilities	2,759		—
Current portion of long-term debt	35		51
Total current liabilities	31,268		25,035
Non-current income taxes payable	6,461		6,429
Long-term operating lease liabilities	4,373		—
Long-term debt	15,000		—
Other long-term liabilities	1,740		1,894
Total liabilities	58,842		33,358
Stockholders' equity:
Common stock - par value	15		15
Additional paid-in capital	341,042		336,732
Accumulated other comprehensive loss	(3,181)		(2,685)
Accumulated deficit	(124,929)		(117,454)
Total stockholders’ equity	212,947		216,608
Total liabilities and stockholders’ equity	$271,789		$249,966

nLIGHT, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(7,475)	$(1,235)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,769	1,565
Amortization	1,392	647
Reduction in carrying amount of right-of-use assets	706	—
Provision for losses on accounts receivable	67	28
Stock-based compensation	3,763	1,909
(Gain) loss on disposal of assets	(1)	5
Changes in operating assets and liabilities:
Accounts receivable, net	(53)	(3,582)
Inventory	(3,572)	(6,072)
Prepaid expenses and other current assets	923	1,500
Other assets	(1,488)	(588)
Accounts payable	4,582	2,113
Accrued and other long-term liabilities	(2,247)	(996)
Deferred revenues	1,312	(578)
Operating lease liabilities	(705)	—
Non-current income taxes payable	(52)	345
Net cash used in operating activities	(1,079)	(4,939)
Cash flows from investing activities:
Purchases of property, plant and equipment	(15,185)	(2,284)
Purchases of patents	(320)	(450)
Proceeds from sale of assets	41	—
Net cash used in investing activities	(15,464)	(2,734)
Cash flows from financing activities:
Principal payments on debt and capital leases	(16)	(25)
Net proceeds from debt financing	15,000	—
Proceeds from stock option exercises	558	467
Tax payments related to stock award issuances	(11)	—
Net cash provided by financing activities	15,531	442
Effect of exchange rate changes on cash	10	119
Net decrease in cash and cash equivalents	(1,002)	(7,112)
Cash and cash equivalents, beginning of period	117,252	149,478
Cash and cash equivalents, end of period	$116,250	$142,366
Supplemental disclosures:
Cash received for interest	$384	$769
Cash paid for income taxes	605	813
Accrued purchases of property, equipment and patents	744	835
Supplemental disclosure of noncash investing and financing activities:
Right-of-use assets obtained in exchange for lease liabilities	$7,566	$—

nLIGHT, Inc.
Reconciliation of GAAP Financial Metrics to Non-GAAP
(In thousands, except per share data)
(Unaudited)

Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended March 31,
	2020	2019
Net loss	$(7,475)	$(1,235)
Income tax expense	905	1,753
Other (income) expense, net	116	(820)
Interest income, net	(283)	(750)
Depreciation and amortization	3,161	2,212
Stock-based compensation	3,763	1,909
Acquisition and integration-related costs	50	—
Adjusted EBITDA	$237	$3,069

Reconciliation of GAAP to Non-GAAP Net Income (Loss), and GAAP to Non-GAAP Net Income (Loss) per Share, Basic and Diluted

	Three Months Ended March 31,
	2020	2019
Net loss	$(7,475)	$(1,235)
Add back:
Stock-based compensation(1)	3,763	1,909
Amortization of purchased intangibles	656	—
Acquisition and integration-related costs	50	—
Non-GAAP net income (loss)	$(3,006)	$674

GAAP weighted average shares outstanding	37,846	36,694
Non-GAAP weighted average number of shares, basic	37,846	36,694
Dilutive effect of common stock equivalents	—	4,585
Non-GAAP weighted average number of shares, diluted	37,846	41,279

Non-GAAP net income (loss) per share, basic	$(0.08)	$0.02
Non-GAAP net income (loss) per share, diluted	$(0.08)	$0.02
(1) There is no income tax effect related to the stock-based compensation adjustment due to the full valuation allowance in the U.S.